SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VAIL RESORTS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 12/7/07

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Annual Meeting Notice and Proxy Statement / Annual Report are available at www.investorEconnect.com

To view this material, have the 12-digit Control #’(s) available.

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 11/20/07.
To request material:	Internet: www.investorEconnect.com	Telephone: 1-800-579-1639	**Email: sendmaterial@investorEconnect.com

**     If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

VAIL RESORTS, INC.

Vote In Person
	VAIL RESORTS VAIL RESORTS, INC. 390 INTERLOCKEN CRESCENT BROOMFIELD, CO 80021	Should you choose to vote these shares in person at the meeting you must request a copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.
R1VRI1	BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717	Z44330-01S 6 11 1 OF 4

Meeting Location

The Annual Meeting for holders as of 10/12/07 is to be held on 12/7/07 at 10:00 a.m. MT Time

at:    Renaissance Suites Hotel

        500 Flatiron Blvd

        Broomfield, CO 80021

Meeting Directions: For directions to the meeting please contact Investor Relations at (303) 404-1819. This notice, accompanied by proper form of identification, can serve as your admission ticket.

R1VRI2	Z44330-01S 6 11 2 OF 4

Voting items

The Board of Directors Recommends a Vote FOR

Items 1, 2, 3 and 4.

1.      Election of directors:

01)   Roland A. Hernandez

02)   Thomas D. Hyde

03)   Robert A. Katz

04)   Richard D. Kincaid

05)   Joe R. Micheletto

06)   John F. Sorte

07)   William F. Stiritz

2.      Approve the material terms for payment of our annual executive incentive compensation under our Management Incentive Plan

3.      Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm

4.      In the discretion of the named proxies, transact such other business as may properly come before the meeting

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

	è	0000 0000 0110

R1VRI3	BROADRIDGE		23,456,789,012.00000
	FINANCIAL SOLUTIONS, INC.		91879Q109
	ATTENTION:		Z44330-01S
	TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717		Z44330-01S 6 12 3 OF 4

R1VRI4	Z44330-01S 6 12 4 OF 4

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 12/7/07

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Annual Meeting Notice and Proxy Statement / Annual Report are available at www.investorEconnect.com

To view this material, have the 12-digit Control #’(s) available.

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 11/20/2007.
To request material:	Internet: www.investorEconnect.com	Telephone: 1-800-579-1639	**Email: sendmaterial@investorEconnect.com

**     If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

VAIL RESORTS, INC.

Vote In Person
	ADP C/O ADP 51 MERCEDES WAY EDGEWOOD, NY 11717	Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet
To vote now by internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.
B1VRI1	BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717	P52590-01S 1 1 1 OF 4

Meeting Type:	Annual	Meeting Location:	Renaissance Suites Hotel
Meeting Date:	12/7/07		500 Flatiron Blvd
Meeting Time:	10:00 a.m. MT Time		Broomfield, CO 80021
For holders as of:	10/12/07

B1VRI2	P52590-01S 1 1 2 OF 4

Voting items

The Board of Directors Recommends a Vote FOR

Items 1, 2, 3 and 4.

1       Election of directors:

01)   Roland A. Hernandez

02)   Thomas D. Hyde

03)   Robert A. Katz

04)   Richard D. Kincaid

05)   Joe R. Micheletto

06)   John F. Sorte

07)   William P. Stiritz

2       Approve the material terms for payment of our annual executive incentive compensation under our Management Incentive Plan

3       Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm

4       In the discretion of the named proxies, transact such other business as may properly come before the meeting

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

	è	0000 0000 0110

B1VRI3	BROADRIDGE		*****ACCOUNT
	FINANCIAL SOLUTIONS, INC.		23,456,789,012.00000
	ATTENTION:		LZ6 91879Q109
	TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717		P52590-01S 1 2 3 OF 4

Voting Instructions

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT FOR THIS MEETING UNDER THE RULES OF THE NYSE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC INSTRUCTIONS. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY FOR ONE OR MORE OF THE MATTERS MAY BE GIVEN AT THE DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING, ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY FOR ONE OR MORE OF THE MATTERS, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN ON THOSE MATTERS, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE. IF YOUR SECURITIES ARE HELD IN THE NAME OF A BANK, WE REQUIRE YOUR INSTRUCTIONS ON ALL MATTERS TO BE VOTED ON AT THE MEETING.

B1VRI4	P52590-01S 1 2 4 OF 4